UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2026 (April 22, 2026)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7533 S Center View Ct. # 5311, West Jordan, Utah	84084
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2026, ClearOne, Inc. (the “Company”) filed (i) a certificate of conversion with the Secretary of State of the State of Delaware and (ii) articles of conversion with the Secretary of State of the State of Nevada, pursuant to which the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”) became effective on April 22, 2026, at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

As a result of the Reincorporation:

  the Company’s state of incorporation changed from the State of Delaware to the State of Nevada.
  The Company’s name remains “ClearOne, Inc.”
  the affairs of the Company ceased to be governed by the laws of the State of Delaware and the Company’s previous certificate of incorporation and bylaws, and instead became governed by the laws of the State of Nevada and the articles of incorporation filed with the Secretary of State of the State of Nevada (the “Nevada Articles”) and the bylaws approved by the Company’s board of directors (the “Nevada Bylaws”).
  The rights of the Company’s stockholders are now governed by the Nevada Articles, the Nevada Bylaws, and Nevada law (instead of Delaware law).

The Nevada Articles authorize 200,000,000 shares of capital stock, consisting of 150,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. Of the preferred stock, 2,069,065 shares are designated as Class A Redeemable Preferred Stock and 5,100 shares are designated as Class B Convertible Preferred Stock, with the rights, preferences, and privileges of each class set forth in Schedules A and B to the Nevada Articles, respectively.

The Reincorporation did not result in any change to the Company’s business, assets, liabilities, or operations. The Company’s common stock continues to trade on The Nasdaq Capital Market under the symbol “CLRO” (subject to any future symbol change notification).

The Nevada Articles and Nevada Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No	Exhibit Title
3.1	Articles of Incorporation of ClearOne, Inc., a Nevada corporation (filed April 22, 2026)
3.2	Bylaws of ClearOne, Inc., a Nevada corporatio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date:April 23, 2026	By:	/s/ Simon Brewer
	Name:	Simon Brewer
	Title:	Chief Financial Officer